CHANGE IN CONTROL AGREEMENT

         THIS CHANGE IN CONTROL AGREEMENT ("Agreement") is made and entered into as of this 18th day of September, 2007, but effective as of January 16, 2007, by and between MFB FINANCIAL, a federally chartered savings association whose address is 4100 Edison Lakes Parkway, Mishawaka, IN 46545 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 12(a) hereof or which otherwise becomes bound by the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Bank"), and JAMES P. COLEMAN III, whose residence address is 15512 Durham Way West, Granger, Indiana 46530 (the "Employee").

         WHEREAS, the Employee is currently serving as Executive Vice President and Director of Wealth Management of the Bank; and

         WHEREAS, the Bank is a wholly-owned subsidiary of MFB Corp., a publicly traded corporation organized under Indiana law (the "Holding Company"); and

         WHEREAS, the Board of Directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Holding Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Bank, the Holding Company and its shareholders; and

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his or her assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company, although no such change is now contemplated;

         WHEREAS, a Special Termination Agreement dated as of January 16, 2007, between the Bank and Employee needs to be revised to address certain tax changes made under Section 409A of the Internal Revenue Code of 1986, as amended, and the parties wish to restate that agreement to make such changes; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 1 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is agreed as follows:

1. TERM OF AGREEMENT. The term of this Agreement shall be deemed to have commenced as of January 16, 2007 (the "Effective Date") and shall continue until the anniversary of the Effective Date. Prior to that anniversary date and at each anniversary date thereafter, the Board of Directors may review this Agreement and, in its discretion, authorize extension thereof for an additional one-year period.

2.                PAYMENTS TO THE EMPLOYEE UPON CHANGE IN CONTROL.

(a) Upon the occurrence of a change in control of the Bank or the Holding Company (as herein defined) at any time during the term of this Agreement followed within 12 months by the involuntary termination of the Employee's employment with the Bank, whether or not such termination occurs during the term of this Agreement, the provisions of Section 3 shall apply.

(b)               A "change in control" shall mean any of the following:

(i) a change in the ownership of the Bank or the Holding Company, which shall occur on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Bank or the Holding Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Bank or the Holding Company. Such acquisition may occur as a result of a merger of the Holding Company or the Bank into another entity which pays consideration for the shares of capital stock of the Holding Company or the Bank in the merger. However, if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Bank or the Holding Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Bank or the Holding Company (or to cause a change in the effective control of the Bank or the Holding Company (within the meaning of subsection
         (ii)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Bank or the Holding Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection. This subsection applies only when there is a transfer of stock of the Bank or the Holding Company (or issuance of stock of the Bank or the Holding Company) and stock in the Bank or the Holding Company remains outstanding after the transaction.


(ii) a change in the effective control of the Bank or the Holding Company, which shall occur only on either of the following dates:


a) the date any one person, or more than one person acting as a group acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Bank or the Holding Company possessing thirty percent (30%) or more of the total voting power of the stock of the Bank or the Holding Company.

b) the date a majority of members of the Holding Company's board of directors is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Holding Company's board of directors before the date of the appointment or election; provided, however, that this provision shall not apply if another corporation is a majority shareholder of the Holding Company.

                  If any one person, or more than one person acting as a group, is considered to effectively control the Bank or the Holding Company, the acquisition of additional control of the Bank or the Holding Company by the same person or persons is not considered to cause a change in the effective control of the Bank or the Holding Company (or to cause a change in the ownership of the Bank or the Holding Company within the meaning of subsection (i) of this section).

(iii) a change in the ownership of a substantial portion of the Bank's assets, which shall occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Bank immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Bank, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. No change in control event occurs under this subsection (iii) when there is a transfer to an entity that is controlled by the shareholders of the Bank immediately after the transfer. A transfer of assets by the Bank is not treated as a change in the ownership of such assets if the assets are transferred to -


a) a shareholder of the Bank (immediately before the asset transfer) in exchange for or with respect to its stock;

b) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Bank.

c) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Bank; or

d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

                  For purposes of this subsection (iii) and except as otherwise provided in paragraph 1) above, a person's status is determined immediately after the transfer of the assets.

(iv) For purposes of this section, persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Bank or the Holding Company; provided, however, that they will not be considered to be acting as a group if they are owners of a corporation that merges into the Bank or the Holding Company where the Bank or the Holding Company is the surviving corporation.


(c) The Employee's employment under this Agreement may be terminated at any time by the Board of Directors of the Bank. If the Employee's employment is terminated for any reason prior to a change in control, no benefits shall be payable under this Agreement.

(d) The Employee's employment under this Agreement may be terminated at any time by the Board of Directors of the Bank. The terms "involuntary termination" or "involuntarily terminated" in this Agreement shall refer to the termination of the employment of Employee without his or her express written consent. In addition, a material diminution of or interference with the Employee's duties, responsibilities and benefits shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. By way of example and not by way of limitation, any of the following actions, if unreasonable and materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (1) the requirement that the Employee perform his or her principal employment duties more than thirty-five (35) miles from his or her primary office as of the date of the change in control; (2) a material reduction in the Employee's salary, perquisites, contingent benefits or vacation time as in effect on the date of the change in control as the same may be changed by mutual agreement from time to time, unless part of an institution-wide reduction; (3) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his or her position as referenced in this Agreement; or (4) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his or her employment with the Bank.

3. PAYMENTS UPON A CHANGE IN CONTROL.

(a) If during the term of this Agreement there is a change in control of the Bank or the Holding Company, and within 12 months following such change in control there is an involuntary termination of the Employee's employment with the Bank, other than for cause, whether or not such termination occurs during the term of this Agreement, the Bank shall pay to the Employee in a lump sum in cash within 25 business days after the date of severance of employment an amount equal to 100 percent of the Employee's "base amount" of compensation, as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended ("Code").

(b) If during the term of this Agreement there is a change in control, and within 12 months following such change in control there is an involuntary termination of the Employee's employment, whether or not such termination occurs during the term of this Agreement, the Bank shall cause to be continued life, health and disability coverage substantially identical to the coverage maintained by the Bank for the Employee prior to his severance. Subject to applicable federal and state laws, such coverage shall cease upon the earlier of the Employee's obtaining similar coverage by another employer or twelve
  (12) months from the date of the Employee's termination. In the event the Employee obtains new employment and receives less coverage for life, health or disability, the Bank shall provide coverage substantially identical to the coverage maintained by the Bank for the Employee prior to termination for the balance of the twelve (12) month period.

4. CERTAIN REDUCTION OF PAYMENTS BY THE BANK.

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of Section 280G of the Code. For purposes of this Section 4, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

(b) All determinations required to be made under this Section 4 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the date of termination of the Employee's employment by the Bank or the Holding Company resulting in benefit payments hereunder (the "Date of Termination"), or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his or her federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 4, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 4 and shall notify the Employee promptly of such election. Within five business days of the earlier of (i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 4.

(c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

5. REQUIRED REGULATORY PROVISIONS.

(a) The Bank may terminate the Employee's employment at any time, but any termination by the Bank on or after a change in control shall not prejudice the Employee's right to compensation or other benefits under this Agreement.

(b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
  Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S. C. ss.1818 (e)(3) and (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended, and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

(c) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
  Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss. 1818(e)(4) or (g)(1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

(d) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision (d) shall not affect any vested rights of the parties.

(e) All obligations under this Agreement may be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "Director"), or his or her designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1823(c), or (ii) by the Director, or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

6. REINSTATEMENT OF BENEFITS UNDER SECTION 3. In the event the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice described in Section 5(b) hereof (the "Notice") during the term of this Agreement and a change in control occurs, the Bank will assume its obligation to pay and the Employee will be entitled to receive all of the termination benefits provided for under Section 3 of this Agreement upon the Bank's receipt of a dismissal of charges in the Notice.

7. EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFIT PLANS. This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Bank and the Employee, including the Special Termination Agreement dated January 16, 2007, between the Bank and the Employee which shall be void and without further force and effect from and after the date hereof.

8. NO ATTACHMENT.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

(b) This Agreement shall be binding upon, and inure to the benefit of, the Employee, the Bank and their respective successors and assigns.

9. MODIFICATION AND WAIVER.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

10. NO MITIGATION. Except as expressly provided herein, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

11. NO ASSIGNMENTS.

(a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 3 hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

(b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

12. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.

13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

14. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

16. GOVERNING LAW. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Indiana.

17. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

18. SPECIFIED EMPLOYEE LIMITS.

(a) To the extent the Employee is a "specified employee" (as defined below), any payments due to the Employee upon his separation from service with the Bank under this Agreement shall begin no sooner than six months after the Employee's separation from service; provided, however, that any payments not made during the six month period described in this Section 19 shall be made in a single lump sum as soon as administratively practicable after the expiration of such six month period; provided, further, that the six month delay required under this Section 25(a) shall not apply to the portion of any payment resulting from the Employee's "involuntary separation from service" (as defined in Treasury Reg. Section 1.409A-1(n) and including a "separation from service for good reason," as defined in Treasury Reg. Section 1.409A-1(n)(2)) that (i) is payable no later than the last day of the second year following the year in which the separation from service occurs, and (ii) does not exceed two times the lesser of (1) the Employee's annualized compensation for the year prior to the year in which the separation from service occurs, or (2) the dollar limit described in Section 401(a)(17) of the Code.

(b) To the extent any life, health, disability or other welfare benefit coverage provided to the Employee under this Agreement would be taxable to the Employee, the taxable amount of such coverage shall not exceed the applicable dollar amount under Section 402(g)(1)(B) of the Code determined as of the year in which the Employee's separation from service occurs. The intent of the foregoing sentence is to permit the Lincoln Bancorp and the Bank to treat the provision of such benefits as a limited payment under Treasury Reg. Section 1.409A-1(a)(9)(v)(D) so as to avoid application of the six month delay rule for specified employees. For purposes of this Agreement, the phrase "separation from service" shall be as defined in Treasury Reg. Section 1.409A-1(h).

(c) For purposes of this Agreement, the term "specified employee" shall have the meaning set forth in Treasury Reg. Section 1.409A-1(i) and shall include, without limitation, (1) an officer of the Bank or Lincoln Bancorp having annual compensation greater than $130,000 (as adjusted for inflation under the Code), (2) a five percent owner of the Bank or Lincoln Bancorp, or (3) a one percent owner of the Bank or Lincoln Bancorp having annual compensation of more than $150,000. The determination of whether the Employee is a "specified employee" shall be made by the Bank in good faith applying the applicable Treasury regulations.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                               MFB FINANCIAL


            By:
                       Charles J. Viater, President

                                   "BANK"



                           James P. Coleman, III

                                 "Employee"


         The undersigned, MFB Corp., sole shareholder of Bank, agrees that if it shall be determined for any reason that any obligation on the part of Bank to continue to make any payments due under this Agreement to Employee is unenforceable for any reason, Lincoln Bancorp agrees to honor the terms of this Agreement and continue to make any such payments due hereunder to Employee or to satisfy any such obligation pursuant to the terms of this Agreement, as though it were the Bank hereunder.


MFB CORP.


By:
   -----------------------------------------
     Charles J. Viater, President

INDS01 CVS 904287v45

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